UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2011

PEOPLESTRING CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	333-163290	90-0436540
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

157 Broad Street, Suite 109 Red Bank, NJ 07701
(Address of principal executive offices)
(732) 741-2840
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01	Other Events.

On October 28, 2011, PeopleString Corporation (the “Company”) issued a press release announcing the launch of its PeopleDeals mobile platform, which allows consumers to find and share social coupons and deals on their mobile devices. The platform features the company’s patent pending “Share It Up” technology that allows advertisers to create and launch deals that go up in value the more they are shared. The mobile platform is integrated with the PeopleDeals website and PeopleDeals Facebook application, allowing a user to access their “Share It Up” deals at their convenience.

A copy of the press release is filed as an exhibit hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press Release of PeopleString Corporation, dated October 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLESTRING CORPORATION

Date: November 3, 2011	By:	/s/ Darin M. Myman
Darin M. Myman
President and Chief Executive Officer